capstone
energy services

ENERGY MANAGEMENT SERVICES AGREEMENT

THIS ENERGY MANAGEMENT SERVICES AGREEMENT (this "Agreement") is entered into this 1st day of April 2015, by and between Capstone Energy Services, LLC, a Delaware limited liability company ("Company"), and Cardinal Ethanol, LLC ("Customer") (each, a "Party," and collectively the "Parties").

WITNESSETH

WHEREAS, Customer is seeking independent and objective support in evaluating its current energy supply strategy and in identifying and evaluating alternatives thereto, including potential cost-saving alternatives; and

WHEREAS, Customer desires Company to provide such independent and objective evaluation services and certain additional services related thereto; and

WHEREAS, Customer and Company are willing to enter into this Agreement setting forth the terms and conditions pursuant to which Company shall provide these services to Customer.

NOW, THEREFORE, in consideration of the above premises and the mutual covenants and agreements contained herein, the Parties agree as follows:

AGREEMENT

1. Scope of Services

Company will provide the services that are specifically defined in Exhibit A, attached hereto (collectively referred to as "Services").

2. Facilities Covered

Customer's facilities (each, a "Facility," and collectively the "Facilities") that are subject to this Agreement are identified on Exhibit B to this Agreement.

3. Term

Unless otherwise terminated as provided herein, this Agreement shall be effective for a term commencing on the Effective Date (June 1, 2015) and continuing for one (1) year until May 31st 2016. Thereafter this Agreement shall be month to month after the initial term until terminated as provided herein by providing Sixty (60) days written notice. This Agreement may be terminated at any time upon an Event of Default per Section 18.

The Parties agree that no termination of this Agreement shall affect the rights or obligations of Customer with respect to any agreements or transactions entered into prior to the time the termination is effective by Customer, or Company acting on behalf of Customer, which extends beyond the termination date.

4. Agency Appointment

Customer designates and appoints Company as its sole and exclusive agent for Customer's Facilities for all purposes necessary to provide the Services under this Agreement.

5. Customer Obligations

5.1 Invoices

Customer shall provide Company with copies of the most recent twelve (12) months of utility, third-party energy supplier, and transportation and/or transmission invoices for each Facility as reasonably requested by Company.

5.2 Contracts

Customer shall provide Company with copies of the most recent and/or current utility, third-party supplier, and transportation and/or transmission contracts for each Facility and other contracts or invoices as reasonably requested by Company. Alternatively, Customer shall authorize Company to request of such suppliers all documentation Company deems relevant or necessary, and shall execute such documentation as required by such suppliers to evidence such authority. Customer acknowledges that its compliance with this Section 5.2 is a condition precedent to Company's performance under this Agreement.

5.3 General Information Requirements

Customer shall use its best efforts to provide Company, for each billing meter at each Facility, such information as Company deems necessary to evaluate and develop a natural gas/electric strategy for Customer. This includes, but is not limited to, physical delivery location, natural gas/electric telemetry systems, if applicable, alternate fuel capability and storage capacity and all such further relevant information as Company may require. Any fees charged by the utility, third-party supplier or transportation and/or transmission provider for provision of such information to Company shall be borne by Customer.

5.4 Compliance and Billing Statements

Customer agrees to comply with any requirements of its natural gas suppliers and transportation and/or transmission providers and to allow Company to receive billing statements and obtain relevant usage information from the servicing utility(ies), third-party supplier(s), and transportation and/or transmission provider(s).

5.5 Anticipated and Actual Changes

Customer shall promptly notify Company or Company's designee of anticipated and actual changes in Customer's daily, monthly, or annual natural gas/electric requirements. Such changes include but are not limited to shut downs, reduced consumption of natural gas/electricity, or other activities that are generally within the control and/or knowledge of Customer. Customer and Company agree to cooperate with each other to manage Customer's supplies as efficiently as practicable. Company or its designee shall adjust natural gas/electric delivery schedules as soon as practicable after receipt of notice from Customer and in accordance with utility scheduling and operating guidelines. After consulting with Customer, Company or its designee may unilaterally adjust nominations based on its review of usage information received from the utility or from telemetry equipment to reduce or eliminate imbalances.

5.6 Estimated Future Needs

Customer shall provide to Company, for each billing meter or Facility, as appropriate, a reasonably based estimate of future increases in natural gas/electric usage created by additions to existing Facilities planned during the term of this Agreement.

5.7 Reasonable Reliance

Company shall be entitled to rely reasonably on the information supplied to it by Customer. Company will not be liable, and Customer agrees to hold Company harmless for any damages or penalties relating to Company's reliance on information supplied by Customer or relating to the failure of Customer to supply information.

6. Fees for Energy Management Services

Fees for Services rendered by Company and payment terms shall be as set forth on Exhibit C.

7. Notices

The applicable addresses for notices are as follows:

Company

Capstone Energy Services, LLC
17445 Arbor St. Suite 101
Omaha, NE 68130
Ph: (402) 996-2240
Fax: (402) 334-0501

Customer

Cardinal Ethanol, LLC
1554 North 600 East
Union City, IN 47390
Ph: (765) 964-3137

Both Customer and Company shall have the right to change this notice provision address by written notification to the other party.

8. Legislative and Regulatory Issues

8.1 Governmental Authorities

In the event any governmental authority asserts jurisdiction over this Agreement or imposes or changes regulations that materially impact Company or Customer under this Agreement, regardless of whether Company or Customer is a party being regulated, or utilizes the revenues from this Agreement in the calculation of rates, Company or Customer may terminate this Agreement in writing on thirty (30) days notice.

8.2 Reporting Requirements

Customer shall furnish to Company all information as may be required or appropriate to comply with reporting requirements that have been imposed on Company by duly constituted authorities having jurisdiction over the subject matter herein.

9. Choice of Law

This Agreement shall be interpreted, construed, and governed pursuant to the laws of the state of Nebraska, excluding, however, any conflict of laws rules that would require the application of the laws of another jurisdiction. The Company and Customer expressly agree that any litigation involving this Agreement shall be commenced in, and venue for such action is appropriate in, the District Court of Douglas County Nebraska or the United States District Court for Nebraska.

10. Confidentiality

The terms of this Agreement and any and all information exchanged by and between Company and Customer or any information provided by any third parties as it relates to Customer shall be kept confidential by Company and Customer except to the extent that: (i) any information must be disclosed to a third party as required by law or for the purpose of effectuating this Agreement, (ii) such information was made public by a person other than a party to this Agreement in contravention of this Section 10, (iii) was independently developed or previously known by a party to this Agreement. Notwithstanding any other provision contained in the agreement, Company acknowledges and agrees that the disclosure of this agreement and the transactions contemplated hereby by Customer on a form 8-K or other report filed with the Securities and Exchange Commission will not be violation of this Section 10.

11. Assignment

This Agreement shall be binding on and inure to the benefit of the successors, assigns, personal representatives, and heirs of the respective parties hereto, and the covenants, conditions, rights, and obligations of this Agreement shall run for the full term of this Agreement. No assignment of this Agreement, in whole or in part, will be made without the prior written consent of the non-assigning party, such consent not being unreasonably withheld or delayed; provided that, either party may transfer its interest to any parent or affiliate by assignment, merger, or otherwise after giving reasonable notice but without the prior approval of the other party. Upon any transfer and assumption, the transferor shall not be relieved of or discharged from any obligations hereunder.

12. Waiver

No waiver by either party of any breach of this Agreement shall be held to be a waiver of any other subsequent breach.

13. Independent Contractor

Company and Customer acknowledge that Company engages in consulting services and energy trading operations for competitors of Customer, and that Company trades energy products for profit in the marketplace generally. Accordingly, the Customer agrees that the Company shall perform all Services as an independent contractor. Nothing herein shall create a relationship of employer and employee, joint venture, fiduciary relationship, and/or partnership between Customer and Company, its agents, representatives, employees, consultants, or subcontractors. Company shall not have the authority to bind or obligate Customer in any manner except as expressly provided herein. As an independent contractor, Company shall (i) maintain complete supervision and control over Company's agents, employees,

consultants, and subcontractors, and (ii) determine the manner in which it fulfills its obligations under this Agreement.

14. Limitation of Liability, Indemnification

COMPANY SPECIFICALLY DISCLAIMS, AND CUSTOMER HEREBY EXPRESSLY WAIVES, ANY CLAIM AGAINST COMPANY FOR (A) ANY SPECIAL, INDIRECT, INCIDENTAL, OR CONSEQUENTIAL DAMAGES, AND (B) ANY DAMAGES RESULTING FROM LOSS OF DATA, REVENUES, PROFITS, OR USE OF CUSTOMER'S FACILITIES, ARISING OUT OF, IN CONNECTION WITH, OR AS A RESULT OF (1) THE COMPANY'S PERFORMANCE UNDER THIS AGREEMENT OR (2) CUSTOMER'S IMPLEMENTATION OF, OR FAILURE TO IMPLEMENT, ALL OR PART OF THE ENERGY PURCHASES AND/OR STRATEGIES RECOMMENDED BY COMPANY PURSUANT TO ITS PERFORMANCE OF THE SERVICES HEREUNDER (INCLUDING, WITHOUT LIMITATION, PURCHASES OF SERVICES OR EQUIPMENT FROM COMPANY, AFFILIATES OF COMPANY, OR RELATED THIRD-PARTY PROVIDERS OR VENDORS), REGARDLESS OF WHETHER COMPANY HAS BEEN NOTIFIED IN ADVANCE OF THE POSSIBILITY OF SUCH DAMAGES. COMPANY'S LIABILITY UNDER THIS AGREEMENT SHALL BE LIMITED TO THE FEES PAID TO COMPANY PURSUANT TO THIS AGREEMENT. THE REMEDIES PROVIDED FOR IN THIS AGREEMENT ARE CUSTOMER'S SOLE AND EXCLUSIVE REMEDIES. FURTHER, CUSTOMER AGREES TO INDEMNIFY, SAVE, AND HOLD HARMLESS THE COMPANY, ITS AGENTS, AFFILIATES, OFFICERS, DIRECTORS AND EMPLOYEES (THE "INDEMNIFIED PARTIES") FROM ANY CLAIMS OR CAUSES OF ACTION, INCLUDING ATTORNEY'S FEES INCURRED BY THE INDEMNIFIED PARTIES, ARISING OUT OF COMPANY'S PERFORMANCE UNDER THIS AGREEMENT, EXCEPT TO THE EXTENT OF COMPANY'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

15. Limited Warranty of Services

Company makes no guarantees, representations, or warranties of any kind, express or implied, with respect to the ability of Customers to actually derive savings or other reductions in utility or energy costs, regardless of Customer's implementation of, or failure to implement, all or part of the energy purchases and/or strategies recommended by Company pursuant to its performance of Services and the actions set forth in any report prepared by Company for Customer.

Customer shall give Company written notice of any Service alleged to be defective. Customer shall be deemed to have waived all claims that a Service is defective if Customer fails to give notice to Company in a timely manner. The Customer's sole and exclusive remedy for a defective Service performed by Company shall be re-performance of such Service by Company in order to render such Service non-defective in accordance with the generally accepted standards of the industry. Customer's sole and exclusive remedy for defective Service performed by any third party to this Agreement shall be that provided by such third party's warranty, if any. THE FOREGOING IS AN EXCLUSIVE REMEDY AND, IN CONJUNCTION WITH OTHER WARRANTIES MADE BY COMPANY IN THIS AGREEMENT, IS IN LIEU OF ALL OTHER WARRANTIES, WHETHER EXPRESS, IMPLIED, OR STATUTORY, INCLUDING BUT NOT LIMITED TO THE WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. ALL SUCH OTHER WARRANTIES, EXCEPT AS EXPRESSLY PROVIDED HEREIN, ARE HEREBY DISCLAIMED.

16. Warranty of Title and Ownership of Intellectual Property

16.1 Ownership of Intellectual Property

As between the Company and the Customer, the Company shall have exclusive ownership rights

with respect to any intellectual property related to the Services, including those that may result from the Customer's use of the Services or any customization provided by or on behalf of the Company. To the extent that ownership of such intellectual property does not automatically vest in the Company by virtue of this Agreement or otherwise, the Customer hereby irrevocably transfers and assigns to the Company all right, title and interest in and to such intellectual property.

16.2 Propriety Marks, Legends, and Patent and Copyright Notices

The Customer agrees to retain all proprietary marks, legends and patent and copyright notices that appear on any written reports or deliverables provided to the Customer related to this Agreement.

17. Force Majeure

Neither party shall be liable in damages to the other party for any failure to perform an obligation hereunder to the extent such failure was caused by Force Majeure. Force Majeure shall include but not be limited to the following: (i) acts of God, landslides, lightning, earthquakes, fire, storms or storm warnings, such as hurricanes, which result in evacuation of affected areas, floods, washouts, explosions, breakage or accident or necessity of repairs to machinery or pipelines or transmission lines; (ii) temporary failure of natural gas or electric supply or curtailments instituted by third parties; (iii) acts of others such as strikes lockouts or other industrial disturbances, riots, sabotage, insurrections or wars; (iv) governmental actions, such as necessity for compliance with any court order, law statute, ordinance, or regulation promulgated by any governmental authority having jurisdiction; and (v) any other cause, whether of the kind herein enumerated, or otherwise, not within the control of the party claiming suspension and that by the exercise of due diligence such party is unable to prevent or overcome. Company and Customer shall make reasonable efforts to avoid the adverse impacts of a Force Majeure and to resolve the event or occurrence once it has occurred in order to resume performance.

18. Defaults and Remedies

Events of Default. In the event either party ("Defaulting Party") or any party guaranteeing its obligations hereunder ("Guarantor"):

(i) fails to make, when due, any payment to the other party under this Agreement (which shall not include a delay in payment that is cured within three (3) business days of a demand for corrective action);

(ii) fails to perform its obligations to the other party under this Agreement (except to the extent such failure constitutes a separate Event of Default under this Section 18) if such failure is not remedied within twenty one (21) days of a demand for corrective action;

(iii) files a petition or otherwise commences, authorizes, or acquiesces in the commencement of a proceeding or cause under any bankruptcy or similar law for the protection of creditors or has such petition filed or proceeding commenced against it;

(iv) otherwise becomes bankrupt or insolvent (however evidenced);

(v) makes an assignment or any general arrangement for the benefit of creditors;

(vi) is dissolved or has a resolution passed for its winding up or liquidation (other than pursuant to a consolidation, acquisition, amalgamation or merger);

(vii) is unable to pay its debts as they fall due;

(viii) transfers all or substantially all of its assets or merges into or consolidates with any entity (i) where the creditworthiness of the resulting entity is materially weaker than that of such party immediately before such transfer, merger or consolidation or (ii) where the merging party's obligations are not assumed by operation of law or written instrument;

(ix) is proved to have made a materially incorrect or misleading representation or warranty under the Agreement; or

(x) fails to provide adequate security for or assurance of its ability to perform its obligations under this Agreement;

then, upon the occurrence and continuance of any such event (each an "Event of Default"), the other party (the "Non-Defaulting Party"), shall have the right to: (A) withhold any payments due to the Defaulting Party under this Agreement; (B) withhold or suspend its performance under this Agreement; and (C) terminate the Agreement.

19. Severability

If any provision of this Agreement is later determined to be invalid or unenforceable by any court having jurisdiction, such determination shall not invalidate, void or make unenforceable any other provision, agreement or covenant of this Agreement.

20. Entire Agreement

This Agreement sets forth all understandings between the parties respecting each transaction hereto, and any prior agreements, understandings and representations, whether oral or written, relating to such transactions are merged into and superseded by this Agreement. Only a writing executed by both parties may amend this Agreement.

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IN WITNESS WHEREOF, the parties have duly executed this Agreement effective the date first above written.

CAPSTONE ENERGY SERVICES, LLC

BY:
NAME: Jeff Carlson
TITLE: President

CARDINAL ETHANOL, LLC

BY:
NAME: JEFFREY L PAINTER
TITLE: CEO/PRESIDENT

EXHIBIT A

SERVICES TO BE PROVIDED

Strategy Development and Cost Analysis Services

Based on information provided by Customer that is intended to be and is relied on by Company, Company shall develop an integrated energy supply strategy for Customer's Facilities. Strategy Development shall include (unless waived by Customer) analysis and recommendations regarding energy procurement, transportation and storage, alternate energy capabilities, and such other recommendations as deemed appropriate by Company in accordance with the desire of Customer.

After reviewing the information provided by Customer, Company shall prepare a report for Customer that presents potential cost savings. With respect to potential cost savings, Company will demonstrate how such savings are calculated and any associated investment and/or operating costs that shall (unless waived by customer) be necessary to affect such savings.

Risk Management Services

Company will work with Customer's management team to develop a Risk Management program that allows Customer to meet Risk Management goals and objectives. Risk Management objectives will be developed by Company with Customer and approved by Customer, in writing prior to program implementation. Company will administer the agreed upon program for the Customer and recommend the appropriate course(s) of action necessary to meet the anticipated goals. Company, makes no warranty that Risk Management objectives will be obtainable at any point during the term of this Agreement. The development of Risk Management program is not a solicitation to buy or sell financial or physical energy products to Customer.

Supply Management Services

Requests for Proposals ("RFP")

Company, with Customer's concurrence, shall develop, issue and evaluate RFP's for required energy supplies, or other energy related products as potential cost reduction opportunities. Company shall issue to Customer an evaluation and recommendation report regarding the responses to each such RFP.

Supply Agreement Negotiation and Administration

Company shall negotiate and generally administer energy purchase and supply agreements on behalf of Customer with one or more energy suppliers.

Such agreements shall be binding upon Customer only to the extent that they have been approved in advance by Customer and have been reduced to definitive written terms and conditions that are normal and customary in the industry and have been executed by Customer or Company as agent for Customer. Company is authorized, but not obligated, to take legal title to such natural gas and as Customer's agent without disclosing the agency relationship or the identity of Customer to its suppliers.
Transportation and/or Transmission Agreement Negotiation and Administration

Company shall negotiate and generally administer natural gas/electric transportation agreements on behalf of Customer with those providers necessary to transport and/or transmit and deliver natural gas/electricity to the Facilities.

Such agreements shall be binding upon Customer only to the extent that Customer has approved them in advance.

Nominations & Balancing

Company will arrange for the scheduling and management of daily and monthly supplies and deliveries of energy, including required ancillary services, for Customer's energy load.

Reporting Services

Such services shall (unless waived by Customer) include monitoring, aggregating, collecting and reporting current usage information for each Facility, compiling and issuing cost reduction reports for each Facility, analyzing and maintaining data base of usage and cost information for each Facility, and providing periodic reports on deregulation as it affects Customer and its Facilities.

EXHIBIT B

COVERED FACILITIES

	1554 North 600 East

CAPSTONE ENERGY SERVICES, LLC

BY:
NAME: Jeff Carlson
TITLE: President

CARDINAL ETHANOL, LLC

BY:
NAME: JEFFREY L PAINTER
TITLE: CEO/PRESIDENT

EXHIBIT C

PRICE FOR SERVICES

Fees for Energy Management Services

The Company Fee shall be $4000.00 per month (annual contract value $48,000.00) and shall be paid monthly by the Customer.

Any payment under this Agreement shall be due within 15 days of the billing date. Any payments not so made shall accrue interest at a rate of 1.5% per month. If Customer fails to render payment as provided for in this Section, such shall be deemed to be an Event of Default pursuant to Section 18.

In the event Customer disputes all or a portion of Company's invoices, Customer shall nevertheless pay the undisputed portion and shall promptly notify Company of the details of the disputed amount. Customer and Company shall, in good faith, seek to resolve such dispute in a timely manner.

CAPSTONE ENERGY SERVICES, LLC

BY: /s/ Jeff Carlson
NAME: Jeff Carlson
TITLE: President

CARDINAL ETHANOL, LLC

BY: /s/ Jeffrey L Painter
NAME: JEFFREY L PAINTER
TITLE: CEO/PRESIDENT